MERRILL LYNCH
ADJUSTABLE
RATE SECURITIES
FUND, INC.





FUND LOGO





Semi-Annual Report

November 30, 1997




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.








Merrill Lynch
Adjustable Rate
Securities Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper






MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.



Officers and
Directors


Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Theodore J. Magnani, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286


Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1997


DEAR SHAREHOLDER


Economic Environment
The US economy continued to exhibit moderately strong growth during the three months ended November 30, 1997. Led by a surge in consumer spending, gross domestic product (GDP) rose 3.1% during the third quarter of 1997. Nonetheless, inflationary pressures remained benign. As a result, investors reacted positively to the reports of low inflation by pushing interest rates lower.

Consumer demand increased sharply during the latest period. After rising just 0.9% in the second quarter of 1997, consumer spending rose 5.8% in the third quarter, the fastest pace in five years. In addition, falling mortgage rates and consumer exuberance continued to support the real estate market. Existing home sales rose to a 4.4 million unit annual rate in October, an all time high and the third consecutive month with a record reading. The US labor market, showing no signs of slackening, remained remarkably strong. Job growth surged by 404,000 in November, the largest gain in 18 months. Consequently, the unemployment rate fell to 4.6%--a new 24-year low. Nevertheless, despite the recent economic performance, there are indications growth may be tempered in the upcoming months. Although consumer spending jumped in the third quarter, preliminary data indicate spending is moderating as retail sales fell in October and rose just 0.2% in November. Moreover, the Asian financial crisis, which sent shock waves throughout the global equity markets, could dampen export growth, since nearly 30% of all US exports are to the Asian region. Finally, the recent flattening of the US Treasury yield curve, a sensitive indicator of future economic growth, suggests growth could moderate in 1998. At the close of November, the US Treasury yield curve narrowed to 85 basis points (0.85%) between 3-month Treasury bills and 30-year Treasury bonds. The last time the yield curve was this narrow, GDP growth slowed to around 2% in the following year.

Continued low inflation has allowed the Federal Reserve Board (FRB) to refrain from adjusting monetary policy despite stronger-than-anticipated economic growth. Both the Producer Price Index (PPI) and the Consumer Price Index (CPI) remain at, or near, 30-year lows. Through November, the PPI and CPI rose just 0.3% and 2.1%, respectively, over the past year. Furthermore, gold and industrial prices continued to decline. Gold fell to a 13-year low in November, while the Journal of Commerce Industrial Price index, a broad measure of commodity prices, fell to a 3.5-year low. More importantly, the underlying fundamentals remain extremely positive for continued low inflation into 1998. Production bottleneck pressures are absent, while unit labor costs are declining because of gains in productivity and capital spending. In addition, the devaluation of several Asian currencies should limit advances in import prices.

While the specter of an interest rate hike by the FRB remains a possibility as a result of the unprecedented strength of the US economy, we believe changes in monetary policy will remain on hold in the near term. The turmoil in the Asian markets coupled with the lack of domestic inflationary pressures should allow the FRB an extended time window in compiling additional data to determine the future growth prospects of the US economy. In any event, since rising interest rates erode fixed-income prices, we remain vigilant toward the prospect of a tightening by the FRB in the near term.


Portfolio Strategy
Interest rates fell during the three-month period ended November 30, 1997 amid continued reports of low inflation and an apparent flight to quality in the US Treasury market resulting from the Asian financial crisis. The one-year US Treasury bill fell 6 basis points to 5.50%, while the 30-year US Treasury bond fell 57 basis points to 6.04%, causing a substantial flattening of the US Treasury yield curve. A flat yield curve offers both advantages and disadvantages for adjustable rate mortgages (ARMs). In a flattening yield curve environment, projected forward rates (a predictor of future interest rates based upon current market interest rates) decline. As a result, the interest rate caps inherent in ARMs become less likely to be attained, causing ARM prices to increase. However, ARM prepayments typically increase in a flat yield curve environment, because of the incentive for the ARM mortgagor to refinance into a lower fixed-rate mortgage.

During the November period, ARM yield spreads widened by 10 basis points--25 basis points, and prices declined 0.375 point--1 point in response to two major events. First, as a result of declining interest rates and a flattening yield curve, ARM prepayments spiked. Since faster prepayments have a negative effect on ARM yields, investors widened ARM spreads to compensate for lower expected yields. Second, the anticipated reduction and supply of US Treasury securities, because in part of the declining budget deficit, caused the interest rate relationship between the London Interbank Offered Rate (LIBOR) and the US Treasury market to widen. Since short-term funding costs are tied closely to LIBOR, and most ARM indexes are Treasury based, the effective ARM yield spread to LIBOR narrowed. As a result, most ARM spreads widened to align with the higher LIBOR funding rates.

Our investment strategy of holding seasoned ARMs, as well as LIBOR and certificate of deposit-indexed ARMs, allowed us to mitigate much of the spread widening effect on the Fund. For some time now, we have expressed our preference for holding seasoned ARMs because of their less prepayment-sensitive characteristics. As a result, most of the Fund's holdings have not been greatly impacted by the decline in interest rates and the overall increase in ARM prepayments. In addition, we have also diversified the index composition of our holdings. At the close of November, nearly 35% of our holdings were indexed off the higher LIBOR and certificate of deposit rates. As a result, not only did we benefit from the higher rate reset of these securities, but also their yield spreads narrowed as a result of the increased investor demand for LIBOR indexed securities. Looking ahead, we believe both the fundamental and technical outlook for ARMs looks bright in the near term. The recent widening of ARM spreads has made ARMs extremely attractive on a duration-adjusted basis compared to similar short duration alternatives. As such, we remain committed to this sector in achieving the highest possible yields with limited net asset value fluctuation.


In Conclusion
We thank you for your continued investment in Merrill Lynch
Adjustable Rate Securities Fund, Inc., and we look forward to discussing our outlook and strategy with you in our upcoming quarterly report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and Portfolio Manager



December 31, 1997




Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1997

PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/97                         +7.15%         +2.86%
Inception (10/21/94) through 9/30/97       +7.14          +5.66

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/97                         +6.11%         +2.11%
Five Years Ended 9/30/97                   +4.24          +4.24
Inception (8/2/91) through 9/30/97         +4.33          +4.33

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/97                         +6.07%         +5.07%
Inception (10/21/94) through 9/30/97       +6.16          +6.16

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/97                         +6.66%         +2.40%
Five Years Ended 9/30/97                   +4.78          +3.93
Inception (8/2/91) through 9/30/97         +4.84          +4.15

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Performance
Summary--
Class A Shares
                                Net Asset Value        Capital Gains         Dividends
Period Covered              Beginning      Ending       Distributed            Paid*            % Change**
10/21/94--12/31/94             $9.46       $9.33             --               $0.110              -0.21%
1995                            9.33        9.53             --                0.606              +8.86
1996                            9.53        9.63             --                0.587              +7.42
1/1/97--11/30/97                9.63        9.63             --                0.520              +5.70
                                                                              ------
                                                                        Total $1.823

                                                         Cumulative total return as of 11/30/97: +23.34%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                                Net Asset Value        Capital Gains         Dividends
Period Covered              Beginning      Ending       Distributed            Paid*            % Change**
8/2/91--12/31/91              $10.00       $9.99             --               $0.268              +2.60%
1992                            9.99        9.77             --                0.497              +2.84
1993                            9.77        9.73             --                0.313              +2.83
1994                            9.73        9.33             --                0.386              -0.14
1995                            9.33        9.54             --                0.533              +8.13
1996                            9.54        9.60             --                0.512              +6.16
1/1/97--11/30/97                9.60        9.60             --                0.453              +4.96
                                                                              ------
                                                                        Total $2.962

                                                         Cumulative total return as of 11/30/97: +30.54%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                                Net Asset Value        Capital Gains         Dividends
Period Covered              Beginning      Ending       Distributed            Paid*            % Change**
10/21/94--12/31/94             $9.46       $9.33             --               $0.095              -0.37%
1995                            9.33        9.54             --                0.528              +8.08
1996                            9.54        9.61             --                0.509              +6.23
1/1/97--11/30/97                9.61        9.60             --                0.450              +4.82
                                                                              ------
                                                                        Total $1.582

                                                         Cumulative total return as of 11/30/97: +19.89%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1997


PERFORMANCE DATA (concluded)


Performance
Summary--
Class D Shares
                                Net Asset Value        Capital Gains         Dividends
Period Covered              Beginning      Ending       Distributed            Paid*            % Change**
8/2/91--12/31/91              $10.00       $9.99             --               $0.289              +2.82%
1992                            9.99        9.77             --                0.547              +3.36
1993                            9.77        9.73             --                0.362              +3.35
1994                            9.73        9.32             --                0.435              +0.26
1995                            9.32        9.53             --                0.582              +8.69
1996                            9.53        9.60             --                0.562              +6.82
1/1/97--11/30/97                9.60        9.60             --                0.497              +5.46
                                                                              ------
                                                                        Total $3.274

                                                         Cumulative total return as of 11/30/97: +34.83%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Recent
Performance
Results
                                                                                    12 Month     3 Month
                                                  11/30/97   8/31/97    11/30/96    % Change    % Change
Class A Shares*                                    $9.63      $9.65       $9.63       0.00%       -0.21%
Class B Shares*                                     9.60       9.62        9.62      -0.21        -0.21
Class C Shares*                                     9.60       9.63        9.62      -0.21        -0.31
Class D Shares*                                     9.60       9.62        9.61      -0.10        -0.21
Class A Shares--Total Return*                                                        +6.25(1)     +1.30(2)
Class B Shares--Total Return*                                                        +5.22(3)     +1.11(4)
Class C Shares--Total Return*                                                        +5.18(5)     +0.99(6)
Class D Shares--Total Return*                                                        +5.87(7)     +1.24(8)
Class A Shares--Standardized 30-day Yield           5.75%
Class B Shares--Standardized 30-day Yield           5.21%
Class C Shares--Standardized 30-day Yield           5.17%
Class D Shares--Standardized 30-day Yield           5.50%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.586 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.146 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.511 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.127 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.508 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.126 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.561 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.140 per share ordinary income dividends.

SCHEDULE OF INVESTMENTS
                                          Face                                                          Value      Percent of
                  Index                  Amount                  Issue                    Cost        (Note 1a)    Net Assets
Adjustable Rate*  Certificate of                     Federal National Mortgage
Mortgage-Backed   Deposit Indexed                    Association:
Obligations**     Obligations        $  2,131,848      #131221, 7.20% due 9/01/2021    $  2,197,028   $  2,199,801      1.86%
                                        1,877,252      #138541, 7.235% due 12/01/2021     1,934,949      1,927,703      1.63
                                        3,992,302      #307622, 7.625% due 4/01/2023      4,106,037      4,181,298      3.53

                  Constant Maturity                  Federal Home Loan Mortgage
                  Treasury Indexed                   Corporation:
                  Obligations           1,995,625      #645073, 7.744% due 5/01/2015      2,029,301      2,077,715      1.75
                                        3,858,163      #840032, 7.435% due 1/01/2019      4,021,088      4,005,275      3.38
                                        3,475,444      #606108, 7.874% due 9/01/2019      3,544,272      3,655,750      3.09
                                        2,285,554      #775194, 7.255% due 3/01/2020      2,291,698      2,360,909      1.99
                                           64,821      #785173, 7.64% due 8/01/2020          66,320         66,452      0.06
                                        2,545,251      #845139, 8.025% due 3/01/2022      2,583,524      2,649,454      2.24
                                        4,586,680      #845535, 7.921% due 10/01/2023     4,674,059      4,838,947      4.08
                                        6,959,125      #755170, 7.808% due 8/01/2031      7,193,995      7,228,791      6.10
                                                     Federal National Mortgage
                                                     Association:
                                        6,668,861      #70169, 7.353% due 12/01/2018      6,954,901      6,937,700      5.86
                                        3,614,408      #142069, 7.634% due 12/01/2021     3,688,955      3,746,009      3.16
                                        2,217,900      #139312, 7.777% due 12/01/2021     2,313,141      2,310,076      1.95
                                        1,379,742      #181278, 7.527% due 9/01/2022      1,414,283      1,432,776      1.21
                                        3,754,711      #200009, 7.581% due 2/01/2023      3,768,319      3,914,286      3.30
                                        4,592,663      #291252, 8.053% due 8/01/2024      4,651,075      4,732,601      3.99
                                          749,476      #309653, 7.256% due 5/01/2025        767,085        769,150      0.65
                                        1,644,891      #324905, 7.81% due 9/01/2025       1,661,500      1,712,552      1.45
                                        6,111,754    Prudential Home Mortgage
                                                     Securities Company, Inc., REMIC
                                                     (a) 92-35-A1, 8.127% due
                                                     11/25/2022                           6,264,548      6,214,890      5.25

                  Cost of Funds         3,192,248    DLJ Mortgage Acceptance Corp.,
                  Indexed Obligations                REMIC (a) 91-6-A1, 7.828% due
                                                     9/25/2021                            3,246,865      3,164,315      2.67

                  London Interbank      4,884,986    Federal National Mortgage
                  Offered Rate Indexed               Association, #305729, 8.053%
                  Obligations                        due 2/01/2025                        5,029,398      5,095,675      4.30
                                       15,005,587    Resolution Trust Corporation,
                                                     REMIC (a), 92-C1-B, 7.625% due
                                                     8/25/2023                           14,452,510     15,005,587     12.67
                                       12,000,000    Saxon Mortgage Securities
                                                     Corporation, REMIC (a) 92-3-B,
                                                     7.799% due 11/25/2022               12,248,097     12,072,000     10.19

                                                     Total Investments in Adjustable
                                                     Rate Mortgate-Backed Obligations   101,102,948    102,299,712     86.36

Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1997

SCHEDULE OF INVESTMENTS (concluded)
                                          Face                                                          Value      Percent of
                                         Amount                  Issue                    Cost        (Note 1a)    Net Assets
Derivative                            $12,515,296    Capstead Mortgage Securities
Mortgage-Backed                                      Corporation II, REMIC
Obligations**--                                      (a) 93-2I-A3, 0.50%
Interest Only (b)                                    due 9/25/2023                     $    197,067   $     43,804      0.04%
                                       50,720,037    DLJ Mortgage Acceptance Corp.,
                                                     REMIC (a)92-6-A1, 0.649% due
                                                     7/25/2022                              773,420        375,328      0.32
                                           69,073    Federal Home Loan Mortgage
                                                     Corporation, REMIC (a)(c)
                                                     92-1363-C, 323% due 8/15/2022        1,195,108        600,680      0.51
                                               54    Prudential Home Mortgage
                                                     Securities Company, Inc.,
                                                     REMIC (a) 92-1-A9, 42,989%
                                                     due 2/25/2022                           15,687          6,026      0.00
                                                     Sears Mortgage Securities Corp.,
                                                     REMIC (a):
                                            3,489      91-K-A4, 5,810% due 9/25/2021        479,339        320,569      0.27
                                       27,272,824      92-12-A3, 0.49% due 7/25/2022        321,193        272,728      0.23

                                                     Total Investments in
                                                     Derivative Mortgage-Backed
                                                     Obligations--Interest Only           2,981,814      1,619,135      1.37

Fixed Rate                              3,229,506    Resolution Trust Corporation,
Mortgage-Backed                                      REMIC (a) 92-CHF-B, 7.15% due
Obligations**                                        12/25/2020                           3,267,355      3,215,380      2.71

                                                     Total Investments in Fixed Rate
                                                     Mortgage-Backed Obligations          3,267,355     3,215,380       2.71

                                                     Total Investments in
                                                     Mortgage-Backed Obligations        107,352,117    107,134,227     90.44

US Government                           5,000,000    United States Treasury Notes,
Obligations                                          6.125% due 8/31/1998                 4,978,516      5,014,050      4.23

                                                     Total Investments in
                                                     US Government Obligations            4,978,516      5,014,050      4.23

Short-Term        Repurchase            5,726,000    Nikko Securities International,
Securities        Agreements***                      Inc., purchased on 11/28/1997
                                                     to yield 5.75% to 12/01/1997         5,726,000      5,726,000      4.84


                                                     Total Short-Term Securities          5,726,000      5,726,000      4.84

                                                     Total Investments                 $118,056,633    117,874,277     99.51
                                                                                       ============
                                                     Other Assets Less Liabilities                         580,547      0.49
                                                                                                      ------------    -------
                                                     Net Assets                                       $118,454,824    100.00%
                                                                                                      ============    =======

                 *Adjustable Rate Obligations have coupon rates which reset periodically.
                **Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the orginal maturity.
               ***Repurchase Agreements are fully collateralized by US Government &
                  Agency Obligations.
               (a)Real Estate Mortgage Investment Conduits (REMIC).
               (b)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
               (c)Adjustable rate coupon that resets inversely to changes in the
                  London Interbank Offered Rate.


                  See Notes to Financial Statements.


STATEMENT OF ASSETS ANDLIABILITIES
                    As of November 30, 1997
Assets:             Investments, at value (identified cost--$118,056,633) (Note 1a)                        $ 117,874,277
                    Cash                                                                                         114,108
                    Receivables:
                      Interest                                                            $     922,026
                      Principal paydowns                                                        338,734
                      Capital shares sold                                                       156,491        1,417,251
                                                                                          -------------
                    Prepaid registration fees and other assets (Note 1f)                                          90,988
                                                                                                           -------------
                    Total assets                                                                             119,496,624
                                                                                                           -------------

Liabilities:        Payables:
                      Capital shares redeemed                                                   590,804
                      Dividends to shareholders (Note 1g)                                       174,529
                      Distributor (Note 2)                                                       60,822
                      Investment adviser (Note 2)                                                45,919          872,074
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       169,726
                                                                                                           -------------
                    Total liabilities                                                                          1,041,800
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 118,454,824
                                                                                                           =============

Net Assets          Class A Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                          $       9,628
                    Class B Common Stock, $0.10 par value, 600,000,000
                    shares authorized                                                                            957,548
                    Class C Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             60,074
                    Class D Common Stock, $0.10 par value, 200,000,000
                    shares authorized                                                                            206,549
                    Paid-in capital in excess of par                                                         152,102,266
                    Accumulated realized capital losses on investments--net (Note 5)                         (34,698,885)
                    Unrealized depreciation on investments--net                                                 (182,356)
                                                                                                           -------------
                    Net assets                                                                             $ 118,454,824
                                                                                                           =============

Net Asset           Class A--Based on net assets of $927,432 and 96,275
Value:                       shares outstanding                                                            $        9.63
                                                                                                           =============
                    Class B--Based on net assets of $91,935,634 and 9,575,484
                             shares outstanding                                                            $        9.60
                                                                                                           =============
                    Class C--Based on net assets of $5,769,723 and 600,739
                             shares outstanding                                                            $        9.60
                                                                                                           =============
                    Class D--Based on net assets of $19,822,035 and 2,065,487
                             shares outstanding                                                            $        9.60
                                                                                                           =============
                    See Notes to Financial Statements.



Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1997

STATEMENT OF OPERATIONS
                    For the Six Months Ended November 30, 1997
Investment Income   Interest and discount earned, net of premium amortization                              $   4,303,774
(Note 1e):                                                                                                 -------------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)                                  368,053
                    Investment advisory fees (Note 2)                                                            307,773
                    Transfer agent fees--Class B (Note 2)                                                         56,787
                    Accounting services (Note 2)                                                                  53,101
                    Registration fees (Note 1f)                                                                   51,057
                    Printing and shareholder reports                                                              35,609
                    Professional fees                                                                             34,496
                    Account maintenance fees--Class D (Note 2)                                                    23,548
                    Account maintenance and distribution fees--Class C (Note 2)                                   21,760
                    Directors' fees and expenses                                                                  17,032
                    Custodian fees                                                                                12,703
                    Transfer agent fees--Class D (Note 2)                                                          8,757
                    Transfer agent fees--Class C (Note 2)                                                          2,767
                    Pricing fees                                                                                   1,761
                    Transfer agent fees--Class A (Note 2)                                                            317
                    Other                                                                                          8,518
                                                                                                           -------------
                    Total expenses                                                                             1,004,039
                                                                                                           -------------
                    Investment income--net                                                                     3,299,735
                                                                                                           -------------

Realized &          Realized gain on investments--net                                                             14,249
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                          (268,000)
(Loss) on                                                                                                  -------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                   $   3,045,984
(Notes 1c, 1e & 3):                                                                                        =============

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six         For the
                                                                                            Months Ended      Year Ended
                                                                                            November 30,        May 31,
                    Increase (Decrease) in Net Assets:                                          1997             1997
Operations:         Investment income--net                                                $   3,299,735    $   7,440,768
                    Realized gain (loss) on investments--net                                     14,249       (1,901,359)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                           (268,000)       3,283,381
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                      3,045,984        8,822,790
                                                                                          -------------    -------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                   (20,618)         (21,887)
(Note 1g):            Class B                                                                (2,590,796)      (6,440,557)
                      Class C                                                                  (142,754)        (200,022)
                      Class D                                                                  (545,567)        (758,871)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                          (3,299,735)      (7,421,337)
                                                                                          -------------    -------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                             (6,199,211)     (30,039,497)
(Note 4):                                                                                 -------------    -------------

Net Assets:         Total decrease in net assets                                             (6,452,962)     (28,638,044)
                    Beginning of period                                                     124,907,786      153,545,830
                                                                                          -------------    -------------
                    End of period                                                         $ 118,454,824    $ 124,907,786
                                                                                          =============    =============

                    See Notes to  Financial Statements.




Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1997

FINANCIAL HIGHLIGHTS
                                                                                                Class A
                                                                                                                For the
                    The following per share data and ratios                   For the                            Period
                    have been derived from information provided              Six Months         For the         Oct. 21,
                    in the financial statements.                               Ended          Year Ended       1994++ to
                                                                              Nov. 30,          May 31,          May 31,
                    Increase (Decrease) in Net Asset Value:                     1997     1997+++++   1996+++++    1995
Per Share           Net asset value, beginning of period                      $   9.65   $   9.54    $   9.55   $   9.46
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .29        .59         .56        .36
                    Realized and unrealized gain (loss) on
                    investments--net                                              (.02)       .10         .03        .09
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .27        .69         .59        .45
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.29)      (.58)       (.60)      (.36)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   9.63   $   9.65    $   9.54   $   9.55
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           2.84%+++   7.48%       6.41%      4.85%+++
Return:**                                                                     ========   ========    ========   ========


Ratios to Average   Expenses                                                      .94%*      .89%        .81%       .87%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income--net                                       6.03%*     6.13%       6.20%      6.18%*
                                                                              ========   ========    ========   ========

Supplemental Data:  Net assets, end of period (in thousands)                  $    927   $    265    $    281   $    345
                                                                              ========   ========    ========   ========
                    Portfolio turnover                                          15.63%     18.48%      25.30%    102.55%
                                                                              ========   ========    ========   ========

                                                                                             Class B
                    The following per share data and ratios            For the
                    have been derived from information provided       Six Months
                    in the financial statements.                        Ended
                                                                       Nov. 30,        For the Year Ended May 31,
                    Increase (Decrease) in Net Asset Value:              1997   1997+++++  1996+++++    1995      1994
Per Share           Net asset value, beginning of period              $   9.62   $   9.53  $   9.56  $   9.53   $   9.76
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .25        .51       .52       .46        .32
                    Realized and unrealized gain (loss)
                    on investments--net                                   (.02)       .09      (.02)      .04       (.24)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .23        .60       .50       .50        .08
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.25)      (.51)     (.53)     (.47)      (.31)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.60   $   9.62  $   9.53  $   9.56   $   9.53
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   2.45%+++   6.44%     5.34%     5.48%       .77%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.71%*     1.65%     1.59%     1.59%      1.46%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               5.28%*     5.35%     5.45%     4.88%      3.20%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:  Net assets, end of period (in thousands)          $ 91,936   $106,061  $137,387  $202,334   $374,376
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  15.63%     18.48%    25.30%   102.55%     60.38%
                                                                      ========   ========  ========  ========   ========

                                                                                                Class C
                                                                                                                For the
                    The following per share data and ratios                   For the                            Period
                    have been derived from information provided              Six Months         For the         Oct. 21,
                    in the financial statements.                               Ended          Year Ended       1994++ to
                                                                              Nov. 30,          May 31,          May 31,
                    Increase (Decrease) in Net Asset Value:                     1997     1997+++++   1996+++++    1995
Per Share           Net asset value, beginning of period                      $   9.63   $   9.53    $   9.56   $   9.46
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .25        .50         .48        .31
                    Realized and unrealized gain (loss) on
                    investments--net                                              (.03)       .11         .01        .10
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .22        .61         .49        .41
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.25)      (.51)       (.52)      (.31)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   9.60   $   9.63    $   9.53   $   9.56
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           2.32%+++   6.51%       5.30%      4.47%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.75%*     1.70%       1.57%      1.68%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income--net                                       5.25%*     5.34%       5.40%      5.51%*
                                                                              ========   ========    ========   ========

Supplemental Data:  Net assets, end of period (in thousands)                  $  5,770   $  5,315    $  3,078   $  1,409
                                                                              ========   ========    ========   ========
                    Portfolio turnover                                          15.63%     18.48%      25.30%    102.55%
                                                                              ========   ========    ========   ========

                  ++Commencement of operations.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1997

FINANCIAL HIGHLIGHTS (concluded)

                                                                                             Class D
                    The following per share data and ratios            For the
                    have been derived from information provided       Six Months
                    in the financial statements.                        Ended
                                                                       Nov. 30,        For the Year Ended May 31,
                    Increase (Decrease) in Net Asset Value:              1997   1997+++++  1996+++++    1995      1994
Per Share           Net asset value, beginning of period              $   9.62   $   9.52  $   9.55  $   9.53   $   9.76
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .28        .57       .56       .51        .37
                    Realized and unrealized gain (loss)
                    on investments--net                                   (.02)       .09      (.01)      .03       (.24)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .26        .66       .55       .54        .13
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.28)      (.56)     (.58)     (.52)      (.36)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.60   $   9.62  $   9.52  $   9.55   $   9.53
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   2.71%+++   7.11%     5.91%     5.91%      1.28%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.19%*     1.13%     1.06%     1.08%       .96%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               5.79%*     5.87%     5.98%     5.44%      3.69%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 19,822   $ 13,267  $ 12,800  $ 16,993   $ 23,043
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  15.63%     18.48%    25.30%   102.55%     60.38%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Adjustable Rate Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded in the over-the-counter market are valued at the last available bid price or on the basis of yield equivalents as obtained from one or more dealers that make markets in such securities. Options written on mortgage-backed securities and other securities of the Fund which are traded on exchanges are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Interest rate futures contracts and options thereon, which are traded on exchanges, are stated at market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and related options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margins and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1997

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount and premiums) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--All or a portion of the Fund's net investment income is declared daily and paid monthly. Distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.50%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                   Account       Distribution
                               Maintenance Fee       Fee

Class B                             0.25%           0.50%
Class C                             0.25%           0.55%
Class D                             0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                       MLFD         MLPF&S

Class D                                $744         $6,667

For the six months ended November 30, 1997, MLPF&S received contingent deferred sales charges of $50,052 and $4,293 relating to transactions in Class B and Class C Shares, respectively.

For the six months ended November 30, 1997, the Fund paid Merrill
Lynch Security Pricing Service, an affiliate of MLPF&S, $189 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1997 were $18,293,811 and $28,010,409, respectively.

Net realized and unrealized gains (losses) as of November 30, 1997 were as follows:

                                    Realized      Unrealized
                                      Gains         Losses

Long-term investments             $    14,249   $   (182,356)
                                  -----------   ------------
Total                             $    14,249   $   (182,356)
                                  ===========   ============

As of November 30, 1997, net unrealized depreciation for Federal income tax purposes aggregated $182,356, of which $1,583,928 related to appreciated securities and $1,766,284 related to depreciated securities. The aggregate cost of investments at November 30, 1997 for Federal income tax purposes was $118,056,633.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $6,199,211 and $30,039,497 for the six months ended November 30, 1997 and the year ended May 31, 1997, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Six Months                   Dollar
Ended November 30, 1997               Shares        Amount

Shares sold                           437,223  $   4,221,780
Shares issued to shareholders
in reinvestment of dividends            1,335         12,893
                                  -----------  -------------
Total issued                          438,558      4,234,673
Shares redeemed                      (369,774)    (3,570,447)
                                  -----------  -------------
Net increase                           68,784  $     664,226
                                  ===========  =============


Class A Shares for the Year                         Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                           965,067  $   9,288,059
Shares issued to shareholders
in reinvestment of dividends              347          1,950
                                  -----------  -------------
Total issued                          965,414      9,290,009
Shares redeemed                      (967,393)    (9,308,472)
                                  -----------  -------------
Net decrease                           (1,979) $     (18,463)
                                  ===========  =============


Class B Shares for the Six Months                   Dollar
Ended November 30, 1997               Shares        Amount

Shares sold                         2,308,386  $  22,223,478
Shares issued to shareholders
in reinvestment of dividends          157,155      1,513,176
                                  -----------  -------------
Total issued                        2,465,541     23,736,654
Automatic conversion of shares         (1,206)       (11,618)
Shares redeemed                    (3,911,695)   (37,661,260)
                                  -----------  -------------
Net decrease                       (1,447,360) $ (13,936,224)
                                  ===========  =============


Class B Shares for the Year                         Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                         5,764,174  $  58,529,269
Shares issued to shareholders
in reinvestment of dividends          674,713      3,158,743
                                  -----------  -------------
Total issued                        6,438,887     61,688,012
Automatic conversion of shares        (51,870)      (497,629)
Shares redeemed                    (9,786,009)   (93,754,680)
                                  -----------  -------------
Net decrease                       (3,398,992) $ (32,564,297)
                                  ===========  =============

Class C Shares for the Six Months                   Dollar
Ended November 30, 1997               Shares        Amount

Shares sold                           711,343  $   6,854,256
Shares issued to shareholders
in reinvestment of dividends           11,566        111,411
                                  -----------  -------------
Total issued                          722,909      6,965,667
Shares redeemed                      (674,311)    (6,498,358)
                                  -----------  -------------
Net increase                           48,598  $     467,309
                                  ===========  =============


Class C Shares for the Year                         Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                         1,790,501  $  17,211,671
Shares issued to shareholders
in reinvestment of dividends           14,275        121,539
                                  -----------  -------------
Total issued                        1,804,776     17,333,210
Shares redeemed                    (1,575,517)   (15,123,053)
                                  -----------  -------------
Net increase                          229,259  $   2,210,157
                                  ===========  =============


Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1997


NOTES TO FINANCIAL STATEMENTS (concluded)



Class D Shares for the Six Months                   Dollar
Ended November 30, 1997               Shares        Amount

Shares sold                         1,019,888  $   9,818,150
Automatic conversion of shares          1,207         11,618
Shares issued to shareholders
in reinvestment of dividends           40,509        389,876
                                  -----------  -------------
Total issued                        1,061,604     10,219,644
Shares redeemed                      (375,613)    (3,614,166)
                                  -----------  -------------
Net increase                          685,991  $   6,605,478
                                  ===========  =============

Class D Shares for the Year                         Dollar
Ended May 31, 1997                    Shares        Amount

Shares sold                         2,480,241  $  23,652,524
Automatic conversion of shares         51,874        497,629
Shares issued to shareholders
in reinvestment of dividends           45,009        431,306
                                  -----------  -------------
Total issued                        2,577,124     24,581,459
Shares redeemed                    (2,542,227)   (24,248,353)
                                  -----------  -------------
Net increase                           34,897  $     333,106
                                  ===========  =============


5. Capital Loss Carryforward:
At May 31, 1997, the Fund had a net capital loss carryforward of approximately $32,758,000, of which $20,978,000 expires in 2002, $3,888,000 expires in 2003, $7,641,000 expires in 2004 and $251,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.